Exhibit 99.1

Exhibit 99.1

The Future of Cancer Therapy

BIO CEO & Investor Conference

February 2014

www.ziopharm.com

Forward-Looking Statements

This presentation contains certain forward-looking information about ZIOPHARM Oncology that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our ability to successfully develop and commercialize our therapeutic products, our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether any of our therapeutic candidates will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether any of our therapeutic candidates will be successfully marketed if approved; whether our DNA-based biotherapeutics discovery and development efforts will be successful; our ability to achieve the results contemplated by our collaboration agreements; the strength and enforceability of our intellectual property rights; competition from pharmaceutical and biotechnology companies; the development of and our ability to take advantage of the market for DNA-based biotherapeutics; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic conditions; and the other risk factors contained in our periodic and interim reports filed with the SEC including, but not limited to, our annual report on Form 10-K for the fiscal year ended December 31, 2012, and our quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2013. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

1

ZIOPHARM Today

Clinical-stage cancer immunotherapy company

Focus on treatment through DNA expression and control Phase 1/2 program targeting melanoma, breast cancer and glioma

Intrexon partnership enabling potential paradigm shift

New INDs through 2015 exploring multigenic approach to cancer treatment

2

Why Focus on DNA-Based Medicine?

DNA synthesis and delivery enable:

creation of new therapies which target cancer cells precise control of biologic concentration and dosing better therapeutic index through controlled protein delivery and cellular targeting economically feasible approach to combination biologic therapies

3

Intrexon Collaboration: Leveraging Our Assets

ZIOP: translational medicine and oncology drug development XON: synthetic biology platform enabling DNA delivery and control

Exclusive channel partner agreement in all human cancer:

ZIOP responsible for product development and commercialization XON responsible for manufacturing, process-improvement R&D, patents 50:50 revenue/net-profit split

Current targets: melanoma, breast cancer, glioma, other cancers

Page	4

We Have the Tools to Treat Cancer Better

Effectors

mAb scFv Protein Metabolic Intracellular RNA

toxin Ligand Enzyme decoy

Cells T Cell B Cell Macrophage NK cell Treg Other immune Epithelial Endothelial cells

Immune Cells Non-immune Cells

Direct tumor lysis Pro-apoptosis

Anti-tumor Complement ADCC Necrosis

cytotoxicity Anti-angiogenesis

Innate immunity stimulation Growth inhibition

function Adaptive immunity stimulation Anti-tumor metabolism

Immune evasion inhibition EMT blockade

Tumor

and microenvironment

5

The Power of Intrexon’s RheoSwitch® Technology

Controlled Expression and Delivery of Therapeutic Proteins with RheoSwitch®:

This is the most advanced clinical method to turn genes on and off

Gene Expression

High Potency

Monogenic/Multigenic

RheoSwitch®

Dose-control

Orally activated biologic on/off switch

6

IL-12 Production is Modulated by Veledimex (Activator Ligand) in HT 1080 Cells

ON

59

49

39

29

19 OFF

OFF

9

-1

0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90

Time after viral transduction (hours)

mIL-12 expression(ng/ml medium/6hrs)

7

Veledimex Tightly and Precisely Controls the Expression of IL-12ß mRNA in the Tumor

ON

1000000

100000

10000

1000

100

10

OFF OFF

1

0.1

Baseline Maximum D1-D7 7 Days Post-treatment

100 mg 160 mg

Veledimex Dose n=7

Tumor mRNA (mRNA/1e6 vp)

8

Cytotoxic T Cells & Memory T Cells (TILs) Significantly Increase in Tumors Following Ad-RTS-IL-12 Treatment

Off

On

CD8+

CD45RO+

Images were obtained using an Aperio ScanScope XT whole-slide imager and digitized at 20x.

Systemic Immune Activity: patterns of anti-tumor response

%Change from baseline lesion size

50

25

0 -25 -50 -75

Patient#

1 2 3

Peak Serum IL-12 Concentration

ZIOPHARM Oncology



Concentration of IL-12 (pg/mL)
12000
10000
8000
6000
4000
2000
0
11137 ± 3530
27 ± 14
rIL-12*
hIL-12

rIL-12 = <u>recombinant</u> IL-12

hIL-12 = <u>Ad RTS</u> IL-12

*Atkins, MB et al *Clin Cancer Res* 1997;3:409-417

Page 11

Clinical Observations to Date

We can control gene expression to achieve a desirable immune response

High expression of IL-12 mRNA in tumors, tightly controlled by veledimex dose Increased tumor infiltrating lymphocytes observed in the tumor microenvironment, suggesting multiple favorable biologic effects of IL-12 expression

We have seen potent systemic biologic activity and reversible toxicity

Melanoma: potent biologic activity in injected and non-injected lesions

Breast: on-mechanism and on-target toxicity demonstrates powerful immune response controlled by dose-dependent expression of IL-12

Adverse events consistent with immunotherapy use and immune response; serious adverse events reversed after veledimex dosing stopped

“This opens the possibility that, for the first time, we can achieve personalized scheduling as a component of personalized cancer medicine.”

Larry Norton, M.D., Deputy Physician-in-Chief for Breast Cancer Programs, Memorial Sloan-Kettering Cancer Center

Glioblastoma Multiforme: IL-12 Preclinical Activity

Kaplan Meier Survival in GL261 Orthotopic Syngeneic Mouse Glioma Model

100

80

Percent survival

60

40

20

0

0 10 20 30 40 50 60 70 80

Time (Days)

No Treatment DC-no vector

DC-RTS-IL12 (MOI 10000) Ad-RTS-IL12 (5x109) AL chow DC-RTS-IL12 (MOI 10000) + AL Ad-RTS-IL12 (5x109) + AL

Veledimex (AL) dosing Day 4 to EOS at ~ 675 mg/m2/day in chow; DC-RTS-IL-12 or Ad-RTS-IL-12 on Day 5

100% survival observed with Ad-RTS-IL-12 + AL or DC-RTS-IL-12 + veledimex

Significant Market Potential for Ad-RTS-IL-12

Incidence

Breast Cancer

234,580

Glioma

18,000

Melanoma

76,690

IL-12 Program Plans

Melanoma Phase 2 combination study with SOC

FPI 1H 2014

Preliminary data YE 2014

Breast Cancer Phase 2 combination study with SOC

FPI 1H 2014

Preliminary data 1H 2015

GBM Phase 1 dose-escalation study

FPI 1H 2014

Preliminary data YE 2014

A Growing Oncology Portfolio

Compound Pre Clinical Phase 1 Phase 2

Ad-RTS-IL-12 IND

Melanoma

Breast

GBM

Cell-based programs

Cell signal targeting

Multigenic platforms

Immunotherapy programs

Potential DNA Combination Therapies: Future INDs

Human mesenchymal stem cells genetically modified with genes that program the body to destroy cancer

Multigenic therapeutic antibodies such as single chain versions of Hercept in® and Erbitux®

Embedded cellular bioreactors to deliver multiple proteins systemically using RheoSwitch® platform

Upcoming Milestones

Program Milestone Timing

IL-12 Phase 2 breast cancer study data 2014

Phase 2 advanced melanoma study data 2014

Initiate Phase 1/2 glioblastoma multiforme study 1H 2014

Initiate Phase 2 melanoma combo study 1H 2014

Initiate Phase 2 breast cancer combo study 1H 2014

New Indications Report discovery and preclinical data 2014

Submit INDs for monogenic/multigenic studies 2H 2014 and

beyond

Publications and Across programs 2014

Presentations

Corporate Partnering opportunities Ongoing

Financial Highlights

Approx. 100 million shares outstanding (pro forma) Approx. $77.4 million in cash and investments (pro forma)

No debt

Development partner/top shareholder: Intrexon Corp. (NYSE: XON)

ZIOPHARM Oncology

Phase 2 program advancing in breast cancer and melanoma

Glioblastoma results due in 2014

Preparing INDs for new studies in 2014 and 2015

Exploring multigenic combination therapies to improve standards of care

The Future of Cancer Therapy

NASDAQ: ZIOP

www.ziopharm.com